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THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
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--------------------------------------------------------------------------------

                                                                January 18, 1996

Dear Shareholders:

We   are  pleased  to   report  on  the  activities   of  The  Emerging  Markets
Telecommunications Fund, Inc. (the "Fund") for the six months ended November 30, 1995.

After deduction of underwriting commissions and offering costs, the Fund began operations on June 25, 1992 with a net asset value (NAV) of $13.84 per share. At November 30, 1995, $148.9 million was invested in equity securities and convertible bonds, with the balance of the Fund's investments, $0.9 million, invested in short-term obligations. As of November 30, 1995, the Fund's NAV was $18.27 per share.

For the period June 1, 1995 through November 30, 1995, the Fund saw its total return, based on net asset value, decline by 4.8%. The Morgan Stanley Capital International Emerging Markets Index fell by 5.9% during this period. From the commencement of investment operations through November 30, 1995, the Fund saw its total return, based on net asset value and assuming the reinvestment of dividends and distributions, increase by 55.7%. The Morgan Stanley Capital International Emerging Markets Index gained 52.9% during this period.

At November 30, 1995, the Fund had invested $106.0 million in basic telephone or cellular services of emerging economies in over 16 developing countries, and an additional $33.5 million in electric/gas utilities in five developing countries. The Fund has also made investments totaling $9.5 million in telecommunications companies in the developed markets of Denmark, Italy and the Netherlands.

As 1995 drew to a close, we were somewhat cheered by a markedly improving tone in Latin American equity markets. December was the second consecutive positive month for the region, something that has not occurred since mid-summer. It now appears to us that the "Tequila Effect" -- the simultaneous decline of virtually the entire region's markets in sympathy with Mexico's crisis -- is effectively a thing of the past. Local concerns have returned to the forefront in determining market performance, and returns during the quarter ranged from strongly positive in Argentina (the best-performing market worldwide) to deeply negative in
Brazil.  Meanwhile,  returns  in  the Asian  markets  also  varied  widely, with
Singapore, Hong Kong and Indonesia leading the pack and Thailand, the Philippines and Korea producing negative results.

In general, the major Latin American markets began the fourth quarter on a negative note, following on a downward turn during September. The month of November, however, saw a fundamental improvement in this difficult performance environment. The triggers for this upward turn were twofold. First, at around mid-month, Mexico was finally able to stabilize the peso, after a steady two-month decline which had sharpened significantly during the first two weeks of November. By steadfastly permitting short-term interest rates to rise as high as the market deemed necessary (back to more than 70% at one point, in fact), and by for once projecting an air of consistency and purpose in economic policy, the Mexicans injected a somewhat higher level of confidence into the market, bringing the peso down from a weak point of nearly 8 to the U.S. dollar to a trading range of around 7.5. Serious problems, of course, remain in the Mexican banking system, which will make progress difficult for both the peso and the stock market. In addition, the political picture remains murky, as serious questions continue to be raised about the Colosio and Massieu assassinations, about

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corruption in former President Salinas' administration (and in his family),  and about the willingness of the Zedillo administration and the PRI to confront the disturbing implications of these problems. Equally as important, President Zedillo's lack of strong leadership has left something of a power and policy vacuum, a situation with which Mexico -- with its tradition of a strong presidency -- is completely unaccustomed, and apparently uncomfortable. On the positive side, however, recent political trends have been positive, in that virtually all of the elections held so far this year have been won by the conservative opposition, keeping the pressure on the governing PRI. In addition, talks were recently reactivated to address constitutional reform.

Coincident with the stabilization of the Mexican situation in November was an announcement by the Argentine government of a new program of economic reforms. This program, dominated by spending cuts and a general orientation toward fiscal discipline, was very well received by the market, particularly as it was taken to indicate renewed strength in the partnership of President Menem and Finance Minister Cavallo. It came on the heels of Menem's well-publicized visit to New York, where his attempts to impress U.S. investment managers with his economic leadership turned into a public relations disaster. The fallout from this trip was a renewed sense that Menem's political fate is closely tied to both Cavallo and (more importantly) to the Convertibility Plan that lies at the heart of Argentina's economic success during the 1990s. Thus, paradoxically, the failure of Menem to impress investors led to a more constructive political and economic policy, which in turn led to an improvement in investor sentiment.

In Brazil, the success of the REAL Plan in defeating hyperinflation is now well-established, with the annual inflation rate remaining steadily in the 25% range -- it should be remembered that Brazil experienced annualized inflation in excess of 14,000% only 14 months ago. This achievement, however, is now in danger of becoming old news. While we remain bullish on the long-term prospects for this market, we are somewhat less sanguine on shorter-term prospects, in light of delays in enacting fiscal discipline and economic reforms. Progress in reducing interest rates, in particular, has been hampered by delays in the passage through Congress of a significant package of fiscal reforms. During 1995, the fiscal balance has changed from a 1% surplus a year ago to a current deficit of nearly 4 1/2% of GDP. This negative trend occurred in the context of a strong rise in tax receipts, indicating that spending pressures have not yet been adequately dealt with, either on the national or the provincial level. As a result, real interest rates remain extremely high (around 3% per month), resulting in pronounced weakness in some sectors of the economy. Nonetheless, it should be noted that a tremendous amount has been achieved this year despite the above-mentioned concerns. An example of that is Telecomunicacoes Brasileiras S.A., the semi-state-owned telecommunications system that, through long-anticipated changes in its tariff structure, will finally be allowed to generate the revenues needed to invest in line growth.

In the Asian markets, meanwhile, we continue to see a division between the established, industrialized "tigers" mainly in the northern Pacific Rim (Korea, Taiwan, Hong Kong, and, to some extent, Singapore) on the one hand, and the still-developing "new tigers" further south (Thailand, Indonesia, Malaysia, and the Philippines) on the other. The latter, less-developed markets experienced much more fallout from the Mexican crisis during 1995 -- because they do, in some ways, bear some resemblance to Latin America -- and they continued to feel the "Tequila Effect" for nearly as long as did the Latin American markets. These markets have come under pressure recently as they are still at a relatively early point on the development

                                       2
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curve, and the  high rate of  economic growth they  are experiencing  inevitably leads to worries about "overheating." In order to maintain controlled growth, each of the new tigers has in recent months been forced to tighten its money supply, fighting rising inflation and an expanding current account deficit through higher interest rates. On the other hand, in the northern, more developed Asian markets, inflation remains under control, current accounts are at or near balance, and interest rates have been stable or falling.

As Asian markets remained generally sluggish, emerging markets' bears have managed to locate cause for worry in each of the region's markets. Political transition in China, along with questions about relations with both Hong Kong (set for transfer to Chinese sovereignty in 1997) and Taiwan, continues to cause some concern throughout the region. In addition, inflation is perhaps higher than optimal in Thailand, the current account deficit is continuing to grow in Indonesia, earnings in Hong Kong failed to surprise on the upside, and so on down the list of Asian markets. While none of this is inaccurate, it fails to take into account the one overriding characteristic of the entire region, and a characteristic that shows no signs of changing. Virtually without exception, markets in this region continue to generate the world's highest levels of economic growth, in an environment of manageable and controlled inflation. Overall, growth in the major Asian nations (excluding Japan) should remain close to 7% in 1995 and 1996, down only marginally from 1994. And political leaders throughout the region remain committed to market-oriented, high growth policies.

While we are reasonably optimistic on Asia as a whole for the next two or three months (these markets historically have tended to end the year strongly after a difficult autumn), we remain most sanguine on the prospects for the older "tiger" countries.

In all, 11.2% of the Fund's portfolio, expressed as a percentage of net assets, has been invested in unlisted securities. Among these have been private equity investments in telecommunications and other infrastructure companies in Argentina, Israel, Peru and Russia. We continue to seek private equity investment opportunities that offer attractive valuations, access to unique situations such as privatizations, a solid management structure, and the potential for dramatic growth.

Overall, we believe that 1996 is likely to bring better times for the emerging markets. Economic growth is priced remarkably cheap in Latin America, and declining interest rates in the developed world should translate into strong capital flows into the emerging markets -- good news for investors who have stayed the course through a two year bear market.

We believe that governmental deregulation and privatization around the world will continue to offer the Fund many new opportunities in the future. We plan to continue pursuing these opportunities as government-owned companies involved in telecommunications, electricity and gas distribution, ports and roads continue to privatize. Our theme is simple: for developing economies to grow, basic services must be provided. If basic services sufficient for growth are to be provided, these sorts of companies must generate high internal rates of return. Thus, as emerging market economies continue to grow rapidly, we expect telecommunications and other infrastructure companies within those markets to grow with equal rapidity.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic dividend reinvestment plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in

                                       3
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--------------------------------------------------------------------------------
an easy and convenient way. A shareholder whose shares are held in the name of a
broker/dealer   or  nominee  should   contact  that  party   for  details  about
participating in the Plan. The Fund also offers shareholders a voluntary cash purchase plan. The Plan and the cash purchase program are described on pages 21 and 22 of this report.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                   [LOGO]

Emilio Bassini
President
Chief Investment Officer*

* Emilio Bassini, who is a member of the Executive Committee of BEA Associates and holds the offices of Chief Financial Officer and Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly BEA Associates Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of the Fund and is also a Director, Chairman of the Board, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. He is also the President and Secretary of The Indonesia Fund, Inc. and Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc.

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                               PORTFOLIO SUMMARY
                      AS OF NOVEMBER 30, 1995 (unaudited)

--------------------------------------------------------------------------------
    GEOGRAPHIC ASSET BREAKDOWN                      SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GEOGRAPHICAL ASSET BREAKDOWN
Latin America                                 60.7%
Caribbean                                      3.2%
Middle East                                    8.0%
Asia                                          11.7%
Eastern Europe                                 2.2%
Europe                                         6.3%
Cash and cash equivalent                       3.3%
Global                                         4.6%
Sector Allocation
Local and/or long distance telephone
service                                       54.2%
Cellular Communications                       15.3%
Investment Companies                           0.4%
Gas and Oil                                    3.0%
Telecommunications Equipment                   4.3%
Cash and cash equivalents                      3.1%
Other                                          1.0%
Electric Distribution                         11.3%
Electric Generation                            7.4%

THIS CHART REPRESENTS THE GEOGRAPHIC ASSET          THIS CHART REPRESENTS THE SECTOR ALLOCATION
ALLOCATION OF TOTAL NET ASSETS OF THE FUND.         OF TOTAL NET ASSETS OF THE FUND.

                       TOP 10 EQUITY HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                              PERCENT
                                                                                                                OF
                           HOLDING                               SECTOR                 COUNTRY/REGION      NET ASSETS
-----------------------------------------------------------------------------------------------------------
       1.  Telecomunicacoes Brasileiras S.A.
                                                                         Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       2.  Philippine Long Distance
           Telephone Co.                                                 Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       3.  Compania de Telecomunicaciones
           de Chile S.A.                                                 Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       4.  Telecom Argentina S.A.
                                                                         Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       5.  Millicom International Cellular S.A.
                                                                                  Cellular
                                                                               Communications
-----------------------------------------------------------------------------------------------------------
       6.  Telefonos de Mexico, S.A. de C.V.
                                                                         Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       7.  Telefonica de Argentina S.A.
                                                                         Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       8.  Compania Peruana
           de Telefonos S.A.                                             Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
       9.  Tele Danmark A/S
                                                                         Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------
      10.  Telecomunicacoes de Sao Paulo
           S.A.                                                          Local and/or Long Distance
                                                                              Telephone Service
-----------------------------------------------------------------------------------------------------------

---------
       1.

                    Brazil                   7.24
---------
       2.

                  Philippines                5.95
---------
       3.

                     Chile                   5.28
---------
       4.

                   Argentina                 4.12
---------
       5.

                    Global                   3.61
---------
       6.

                    Mexico                   3.53
---------
       7.

                   Argentina                 3.41
---------
       8.

                     Peru                    3.33
---------
       9.

                    Denmark                  3.32
---------
      10.

                    Brazil                   3.19
---------

                                       5
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                 SUMMARY OF EQUITY SECURITIES BY COUNTRY/REGION
                                  (unaudited)

                                                                                       PERCENT OF
                                  COUNTRY/REGION                                       NET ASSETS         VALUE
-----------------------------------------------------------------------------------  ---------------  --------------
ARGENTINA..........................................................................         12.96     $   19,975,231
BRAZIL.............................................................................         14.24         21,940,108
CHILE..............................................................................         19.51         30,044,066
DENMARK............................................................................          3.32          5,123,425
EASTERN EUROPE.....................................................................          2.24          3,456,157
GREECE.............................................................................          0.16            252,885
HONG KONG..........................................................................          2.68          4,133,089
INDONESIA..........................................................................          0.68          1,050,000
ISRAEL.............................................................................          7.97         12,288,905
ITALY..............................................................................          1.89          2,907,198
MEXICO.............................................................................          5.67          8,734,150
NETHERLANDS........................................................................          0.95          1,468,081
PERU...............................................................................          5.13          7,909,137
PHILIPPINES........................................................................          6.76         10,412,498
PORTUGAL...........................................................................          1.32          2,039,732
PUERTO RICO........................................................................          3.16          4,868,259
THAILAND...........................................................................          1.52          2,341,812
VENEZUELA..........................................................................          1.90          2,931,043
GLOBAL.............................................................................          4.59          7,068,510
                                                                                            -----     --------------
    TOTAL EQUITY OR EQUITY-LINKED SECURITIES.......................................         96.65     $  148,944,286
                                                                                            -----     --------------
                                                                                            -----     --------------

                                       6
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--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 1995
                                  (unaudited)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EQUITY SECURITIES-96.65%
             EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES-68.76%
             ARGENTINA-9.95%
      304,094   Argentine Cellular Communications (Holdings) Ltd.*+........................... $  1,596,493
      217,332   Citicorp Equity Investments
                S.A., Class B................................................................       724,041
    1,421,214   Telecom Argentina S.A., Class B...............................................    6,355,687
       32,000   Telecom Argentina Stet - France Telecom S.A., Class B ADS+##..................    1,400,000
      214,580   Telefonica de Argentina S.A. ADS##............................................    5,257,210
                                                                                               ------------
             TOTAL ARGENTINA (Cost $14,366,301)..............................................    15,333,431
                                                                                               ------------
             BRAZIL-10.74%
       50,300   Telecomunicacoes
                Brasileiras S.A. ADR.........................................................     2,414,400
   56,188,200   Telecomunicacoes
                Brasileiras S.A. ON..........................................................     2,268,932
  131,374,846   Telecomunicacoes
                Brasileiras S.A. PN..........................................................     6,473,208
   28,277,755   Telecomunicacoes
                de Sao Paulo S.A. PN.........................................................     4,916,738
    7,900,000   Telecomunicacoes do Rio
                de Janeiro S.A. PN+..........................................................       474,303
                                                                                               ------------
             TOTAL BRAZIL (Cost $7,805,621)..................................................    16,547,581
                                                                                               ------------
             CHILE-6.72%
      106,700   Compania de Telecomunicaciones de Chile S.A. ADS##............................    7,695,738
      117,000   Compania de Telecomunicaciones de Chile S.A., Series B........................      440,787
      184,719   Compania Nacional de
                Telefonos S.A................................................................       174,538
      221,018   Empresa Nacional de Telecomunicaciones S.A.+..................................    2,034,811
                                                                                               ------------
             TOTAL CHILE (Cost $7,944,799)...................................................    10,345,874
                                                                                               ------------
             EASTERN EUROPE-2.24%
      189,345   Global Telesystems Group*+....................................................    2,556,157
      200,000   Petersburg Long Distance Inc.(a)*+++..........................................      900,000
                                                                                               ------------
             TOTAL EASTERN EUROPE (Cost $3,031,162)..........................................     3,456,157
                                                                                               ------------

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             GREECE--0.16%
       39,600   Alcatel Hellas S.A. (Cost $586,831)........................................... $    252,885
                                                                                               ------------
             HONG KONG-2.68%
    1,947,600   Hong Kong
                Telecommunications Ltd.......................................................     3,311,089
       48,000   Hong Kong
                Telecommunications Ltd. ADR..................................................       822,000
                                                                                               ------------
             TOTAL HONG KONG (Cost $3,192,261)...............................................     4,133,089
                                                                                               ------------
             INDONESIA-0.68%
       50,000   P.T. Telekomunikasi Indonesia ADS+ (Cost $900,000)............................    1,050,000
                                                                                               ------------
             ISRAEL-7.97%
    1,181,530   Bezeq Israeli Telecommunication Corp., Ltd....................................    3,378,103
      114,509   DSP Group, Inc.*+.............................................................    1,223,815
      102,000   ECI Telecom Ltd...............................................................    2,167,500
      133,000   Geotek Communications, Inc.+##................................................      947,625
          100   Geotek Communications, Inc., 8.5%, Convertible Preferred, Series M*...........      886,518
        9,300   Koor Industries, Ltd..........................................................      839,021
       20,500   Koor Industries, Ltd. ADR.....................................................      371,563
      123,048   M-Systems Flash Disk
                Pioneers Ltd.*+..............................................................       319,925
       61,524   M-Systems Flash Disk
                Pioneers Ltd., Warrants
                (expiring 6/30/98)*+.........................................................        49,067
      170,784   Nexus Telecommunication
                Systems Ltd.+*...............................................................       725,832
        1,282   Scorpio Communications(b)*+...................................................    1,108,686
       43,400   Teledata Communication Ltd.+..................................................      271,250
                                                                                               ------------
             TOTAL ISRAEL (Cost $11,043,884).................................................    12,288,905
                                                                                               ------------
             MEXICO-5.67%
      147,400   Grupo Iusacell, S.A. de C.V., Series L ADR+...................................    1,676,675
      500,000   Hylsamex, S.A. de C.V.+.......................................................    1,612,475
      165,000   Telefonos de Mexico, S.A.
                de C.V. ADR..................................................................     5,445,000
                                                                                               ------------
             TOTAL MEXICO (Cost $7,969,655)..................................................     8,734,150
                                                                                               ------------
             PERU-3.92%
    2,661,092   Compania Peruana de Telefonos S.A., Class B...................................    5,129,816

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--------------------------------------------------------------------------------

                SCHEDULE OF INVESTMENTS (unaudited) (continued)

     PAR                                                                                          VALUE
    (000)                                      DESCRIPTION                                       (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             PERU (CONTINUED)
U.S.$   1,120   Tele 2000 S.A., Convertible Note, 9.75%, 04/14/97++........................... $    912,800
                                                                                               ------------
             TOTAL PERU (Cost $3,205,678)....................................................     6,042,616
                                                                                               ------------
NO. OF SHARES
-------------
             PHILIPPINES-6.76%
      163,700   Philippine Long Distance Telephone Co. ADR##..................................    9,167,200
    1,402,500   Pilipino Telephone Corporation+,++............................................    1,245,298
                                                                                               ------------
             TOTAL PHILIPPINES (Cost $7,468,019).............................................    10,412,498
                                                                                               ------------
             PORTUGAL-1.32%
      111,428   Portugal Telecom S.A.+ (Cost $2,109,380)......................................    2,039,732
                                                                                               ------------
             PUERTO RICO-3.16%
      181,991   Cellular Communications of Puerto Rico, Inc.+ (Cost $2,825,252)...............    4,868,259
                                                                                               ------------
             THAILAND-1.52%
      147,300   Advanced Information Services Public Co. Ltd., Foreign Registered (Cost
                $1,600,015)..................................................................     2,341,812
                                                                                               ------------
             VENEZUELA-0.68%
      125,947   Venworld Telecommunications*+++ (Cost $2,531,383).............................    1,049,164
                                                                                               ------------
             GLOBAL-4.59%
        5,503   International Wireless Communications, Inc.*+(c)..............................    1,446,149

  PAR (000)
-------------
U.S.$      58   International Wireless Communications, Inc., Convertible Note, 9.75%,
                01/01/99*....................................................................        57,514

   NO. OF
   SHARES
-------------
      182,454   Millicom International
                Cellular S.A.+##.............................................................     5,564,847
                                                                                               ------------
             TOTAL GLOBAL (Cost $4,666,766)..................................................     7,068,510
                                                                                               ------------
             TOTAL EMERGING COUNTRIES (Cost $81,247,007).....................................   105,964,663
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES-6.16%
             DENMARK-3.32%
      183,800   Tele Danmark A/S, Class B ADS## (Cost $4,491,189)............................. $  5,123,425
                                                                                               ------------
             ITALY-1.89%
      346,840   Telecom Italia S.p.A.+........................................................      471,771
      902,100   Telecom Italia S.p.A., Non-Convertible Savings Shares+........................      995,731
      346,840   Telecom Italia Mobile S.p.A.+.................................................      559,618
      902,100   Telecom Italia Mobile S.p.A., Non-Convertible Savings Shares+.................      880,078
                                                                                               ------------
             TOTAL ITALY (Cost $1,998,951)...................................................     2,907,198
                                                                                               ------------
             NETHERLANDS-0.95%
       41,200   Koninklijke PTT Nederland N.V. (Cost $1,176,270)..............................    1,468,081
                                                                                               ------------
             TOTAL DEVELOPED COUNTRIES (Cost $7,666,410).....................................     9,498,704
                                                                                               ------------
             EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
              EMERGING COUNTRIES INFRASTRUCTURE-21.73%
             ARGENTINA-3.01%
    1,383,478   Camuzzi Argentina S.A.*.......................................................    2,631,998
           58   Sodigas Pampeana S.A.*........................................................      886,936
           58   Sodigas del Sur S.A.*.........................................................      782,591
       17,450   YPF Sociedad Anonima ADS......................................................      340,275
                                                                                               ------------
             TOTAL ARGENTINA (Cost $3,519,957)...............................................     4,641,800
                                                                                               ------------
             BRAZIL-3.50%
    5,086,198   Centrais Eletricas
                Brasileiras S.A. ON..........................................................     1,442,594
    1,653,452   Centrais Eletricas
                Brasileiras S.A. Class B PN..................................................       465,544
      718,500   Centrais Eletricas de Santa Catarin Class B PN+...............................      483,438
   38,516,774   Companhia Energetica de Minas Gerais PN.......................................      853,226
   15,628,900   Companhia Paulista de Forca e Luz ON(d).......................................      719,766

  PAR (000)
-------------
     BR 1,000   Enersul, Convertible Bond, 16.00%, 09/01/98...................................    1,427,959
                                                                                               ------------
             TOTAL BRAZIL (Cost $4,319,515)..................................................     5,392,527
                                                                                               ------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                SCHEDULE OF INVESTMENTS (unaudited) (continued)

                                               DESCRIPTION
             --------------------------------------------------------------------------------
                                                                                                  VALUE
NO. OF SHARES CHILE-12.79%                                                                       (NOTE A)
-------------                                                                                  ------------
        6,900   Chilectra S.A. ADS++.......................................................... $    293,250
      372,332   Chilgener S.A.................................................................    2,155,962
      270,192   Chilquinta S.A. ..............................................................    1,406,111
    2,459,567   Compania Electrica del
                Rio Maipo S.A................................................................     1,519,539
      586,445   Compania General de
                Electricidad Industrial S.A..................................................     2,081,507
      155,813   Emelsa S.A....................................................................    3,680,622
      546,165   Empresa Electrica de
                Antofagasta S.A..............................................................       240,829
    1,761,580   Empresa Electrica de Arica S.A................................................      435,327
    1,514,182   Empresa Electrica de Iquique S.A..............................................      513,593
    1,394,156   Empresa Electrica Pehuenche S.A...............................................    2,381,296
    2,637,691   Empresa Nacional de
                Electricidad S.A.............................................................     1,701,159
    3,676,992   Enersis S.A...................................................................    1,826,247
       57,500   Sociedad Austral de Electricidad S.A..........................................    1,462,750
                                                                                               ------------
             TOTAL CHILE (Cost $10,122,326)..................................................    19,698,192
                                                                                               ------------
             PERU-1.21%
    1,787,000   Ontario-Quinta A.V.V.*
                (Cost $1,835,372)............................................................     1,866,521
                                                                                               ------------
             VENEZUELA-1.22%
    1,551,043   C.A. La Electricidad de Caracas, SAICA-SACA (Cost $1,487,074).................    1,881,879
                                                                                               ------------
             TOTAL OTHER ESSENTIAL SERVICES
              (Cost $21,284,244).............................................................    33,480,919
                                                                                               ------------
             TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $110,197,661)....................   148,944,286
                                                                                               ------------

     PAR                                                                                          VALUE
    (000)                                      DESCRIPTION                                       (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             SHORT-TERM INVESTMENTS-0.59%
             CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-0.27%
   CLP 11,270   Molina Swett y Valdes Ltda 6.33%, 01/29/96**.................................. $    331,920
        2,963   Molina Swett y Valdes Ltda 6.05%, 01/22/96**..................................       87,220
                                                                                               ------------
             TOTAL CHILEAN INFLATION-ADJUSTED TIME DEPOSITS (Cost $418,121)..................       419,140
                                                                                               ------------
   NO. OF
   SHARES
-------------
             CHILEAN MUTUAL FUNDS-0.32%
       32,737   Fondo Mutuo Bonosorno Global..................................................      120,326
       27,017   Fondo Mutuo Bonosorno Rentamas................................................       94,660
       25,985   Fondo Mutuo Operacional BanChile..............................................      262,144
          842   Fondo Mutuo Santander.........................................................        4,885
                                                                                               ------------
             TOTAL CHILEAN MUTUAL FUNDS
              (Cost $488,609)................................................................       482,015
                                                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $906,730)....................................       901,155
                                                                                               ------------
             TOTAL INVESTMENTS (Notes A, D)
              (Cost $111,104,391)..................................................... 97.24%   149,845,441
             CASH AND OTHER ASSETS IN
              EXCESS OF LIABILITIES.....................................................2.76%     4,260,964
                                                                                               ------------
             NET ASSETS...............................................................100.00%  $154,106,405
                                                                                               ------------
                                                                                               ------------

----------------------------------
     *  Not readily marketable security.
    **  Effective yield on the date of purchase.
     +  Security is non-income producing.
    ++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".
     ++  Restricted security (see Note F).
  ##  Security is out on loan.
   (a) With an additional 40,000 warrants attached, expiring 12/31/96, with no market value.
   (b) With an additional 156 warrants attached, expiring 06/04/97, with no market value.
   (c) With an additional 581 warrants attached, expiring 12/31/98, with a market value of $581.
   (d) With an additional 85,021 rights attached, expiring 12/18/98, with no market value.
 ADR  American Depositary Receipts.
 ADS  American Depositary Shares.
   BR  Brazilian real.
 CLP  Chilean pesos.
  ON  Ordinary Shares.
   PN  Preferred Shares.
 U.S.$  United States dollars.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1995
                                  (unaudited)

ASSETS:
  Investments, at value (Cost $111,104,391) (Note
   A)                                               $149,845,441
  Cash and cash equivalents (including $64,097 of
   foreign currencies
   with a cost of $67,178) (Note A)                    4,706,549
  Receivables:
    Investments sold                                     481,437
    Note                                                 144,430
    Dividends                                            139,356
    Interest                                              79,550
  Prepaid expenses and other assets                       22,079
                                                    ------------
  Total Assets                                       155,418,842
                                                    ------------
LIABILITIES:
  Payables:
    Investments purchased                                779,558
    Advisory fee (Note B)                                207,488
    Administration fees (Note B)                          83,148
    Other accrued expenses                               242,243
                                                    ------------
  Total Liabilities                                    1,312,437
                                                    ------------
NET ASSETS (applicable to 8,434,919 shares of
 common stock outstanding) (Note C)                 $154,106,405
                                                    ------------
                                                    ------------
NET ASSET VALUE PER SHARE
 ($154,106,405 DIVIDED BY 8,434,919)                      $18.27
                                                    ------------
                                                    ------------
Net assets consist of:
  Capital stock, $0.001 par value; 8,434,919
   shares issued and outstanding
   (100,000,000 shares authorized)                  $      8,435
  Paid-in capital                                    117,290,151
  Undistributed net investment income                  1,028,231
  Accumulated net realized loss on investments and
   foreign currency related transactions              (2,918,495)
  Net unrealized appreciation in value of
   investments and translation of other assets and
   liabilities denominated in foreign currencies      38,698,083
                                                    ------------
Net assets applicable to shares outstanding         $154,106,405
                                                    ------------
                                                    ------------

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995
                                  (unaudited)

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                       $  1,480,366
    Interest                                             408,932
    Less: Foreign taxes withheld                         (45,453)
                                                    ------------
    Total Investment Income                            1,843,845
                                                    ------------
  Expenses:
    Investment advisory fees (Note B)                    866,837
    Administration fees (Note B)                         168,767
    Custodian fees (Note B)                              138,828
    Accounting fees                                       61,427
    Printing                                              33,632
    Audit fees                                            23,660
    Insurance                                             21,652
    Legal fees                                            19,800
    Transfer agent fees                                   10,020
    Directors' fees                                        9,475
    Amortization of organizational costs                   3,989
    Other                                                 15,192
                                                    ------------
    Total Expenses                                     1,373,279
                                                    ------------
    Net Investment Income                                470,566
                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY RELATED TRANSACTIONS:
    Net realized loss from:
      Investments                                     (4,561,398)
      Foreign currency related transactions             (149,438)
    Net change in unrealized appreciation in value
     of investments and translation
     of other assets and liabilities denominated
     in foreign currencies                            (3,577,960)
                                                    ------------
    Net realized and unrealized loss on
     investments and foreign currency related
     transactions                                     (8,288,796)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         $ (7,818,230)
                                                    ------------
                                                    ------------

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                                  FOR THE SIX
                                                 MONTHS ENDED      FOR THE YEAR
                                               NOVEMBER 30, 1995      ENDED
                                                  (UNAUDITED)      MAY 31, 1995
                                               -----------------   ------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                        $    470,566      $    895,061
    Net realized gain/(loss) on investments
     and foreign currency related
     transactions                                  (4,710,836)        6,105,919
    Net change in unrealized appreciation in
     value of investments and translation of
     other assets and liabilities denominated
     in foreign currencies                         (3,577,960)       (5,978,276)
                                               -----------------   ------------
    Net increase/(decrease) in net assets
     resulting from
     operations                                    (7,818,230)        1,022,704
                                               -----------------   ------------
  Dividends and distributions to shareholders
   from:
    Net investment income ($0.04 per share)          --                (337,396)
    Net realized gain on investments and
     foreign currency related transactions
     ($1.78 per share)                               --             (15,014,156)
                                               -----------------   ------------
                                                     --             (15,351,552)
                                               -----------------   ------------
    Total decrease in net assets                   (7,818,230)      (14,328,848)

NET ASSETS:
  Beginning of period                             161,924,635       176,253,483
                                               -----------------   ------------
  End of period (including undistributed net
   investment income of $1,028,231 and
   $557,665, respectively)                       $154,106,405      $161,924,635
                                               -----------------   ------------
                                               -----------------   ------------

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF CASH FLOWS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995
                                  (unaudited)

INCREASE/(DECREASE) IN
 CASH AND CASH
 EQUIVALENTS FROM
 OPERATING ACTIVITIES:
  Investment income
   received                $  1,896,722
  Operating expenses paid    (1,402,612)
                           ------------
    Net increase in cash
     and cash equivalents
     from operating
     activities                          $   494,110
INVESTING ACTIVITIES:
  Purchases of long-term
   investments              (17,158,334)
  Sales of short-term
   investments, net           1,607,975
  Proceeds from
   disposition of
   long-term investments     20,016,439
                           ------------
    Net increase in cash
     and cash equivalents
     from investing
     activities                            4,466,080
FINANCING ACTIVITIES:
  Notes receivable              355,482
                           ------------
    Net increase in cash
     and cash equivalents
     from financing
     activities                              355,482
                                         -----------
  Net increase in cash
   and cash equivalents                    5,315,672
  Due to custodian at
   beginning of period                      (609,123)
                                         -----------
  Net cash and cash
   equivalents at end of
   period                                $ 4,706,549
                                         -----------
                                         -----------
RECONCILIATION OF NET
 DECREASE IN NET ASSETS
 FROM OPERATIONS TO NET
 INCREASE IN CASH AND
 CASH EQUIVALENTS FROM
 OPERATING ACTIVITIES:
  Net decrease in net
   assets resulting from
   operations                            $(7,818,230)
ADJUSTMENTS:
  Decrease in dividend
   and interest
   receivable                    52,877
  Decrease in accrued
   expenses                     (68,534)
  Decrease in prepaid
   expenses                      39,201
  Net realized and
   unrealized loss on
   investments and
   foreign currency
   related transactions       8,288,796
                           ------------
    Net increase in cash
     and cash equivalents
     from investing
     activities                            8,312,340
                                         -----------
NET INCREASE IN CASH AND
 CASH EQUIVALENTS FROM
 OPERATING ACTIVITIES:                   $   494,110
                                         -----------
                                         -----------

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                          FOR THE SIX      FOR THE YEAR ENDED MAY    FOR THE PERIOD
                                                                         MONTHS ENDED                31,             JUNE 25, 1992*
                                                                       NOVEMBER 30, 1995   -----------------------      THROUGH
                                                                          (UNAUDITED)         1995         1994       MAY 31, 1993
                                                                       -----------------   ----------   ----------   --------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                                      $19.20           $   20.90    $   14.95      $   13.84**
                                                                            ------         ----------   ----------       ------
  Net investment income                                                       0.05                0.11         0.13           0.16
  Net realized and unrealized gain/(loss) on investments and foreign
   currency related transactions                                             (0.98)               0.01         7.03+          1.20
                                                                            ------         ----------   ----------       ------
  Net increase/(decrease) in net assets from operations                      (0.93)               0.12         7.16           1.36
  Dividends and distributions to shareholders from:
  Net investment income                                                    --                    (0.04)       (0.15)         (0.14)
  Net realized gain on investments and foreign currency related
   transactions                                                            --                    (1.78)       (1.06)         (0.11)
                                                                            ------         ----------   ----------       ------
  Total dividends and distributions to shareholders                        --                    (1.82)       (1.21)         (0.25)
                                                                            ------         ----------   ----------       ------
  Net asset value, end of period                                            $18.27           $  19.20    $  20.90      $  14.95
                                                                            ------         ----------   ----------       ------
                                                                            ------         ----------   ----------       ------
  Market value, end of period                                               $16.38           $  17.75    $   22.75      $ 14.50
                                                                            ------         ----------   ----------       ------
                                                                            ------         ----------   ----------       ------
  Total investment return(a)                                                 (7.75)%           (13.94)%      64.74%        5.85%
                                                                            ------         ----------   ----------       ------
                                                                            ------         ----------   ----------       ------
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                                 $154,106         $161,925     $176,253       $125,338
  Ratio of expenses to average net assets                                     1.73%(b)         1.89%        1.81%          1.99%(b)
  Ratio of net investment income to average net assets                        0.59%(b)         0.53%        0.63%          2.02%(b)
  Portfolio turnover                                                         10.72%(c)        14.29%       43.98%         22.55%(c)

--------------------------
 *  Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
 + Reflects a $0.03 per share increase to the Fund's net asset value per share resulting from the antidilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment plan in January 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of distributions (if any) at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Annualized.
(c) Not annualized.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (unaudited)

                          The Emerging Markets
NOTE A. SIGNIFICANT
                          T   e  l  e  c  o  m  m  u   n  i  c  a  t  i  o  n  s
ACCOUNTING POLICIES
                          Fund, Inc. (the "Fund")  was incorporated in  Maryland
on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

  PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Investments in short-term debt instruments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1995, the Fund held 11.74% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $19,501,066 and market value of $18,087,366. The net asset value per share of the Fund is calculated weekly and at the end of each month and at any other times determined by the Board of Directors.

  CASH AND CASH EQUIVALENTS: Deposits held at the Fund's custodian, Brown Brothers Harriman & Co. in a variable rate account are classified as cash equivalents. Rates reset on a daily basis and amounts are generally available on the same business day.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

  TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes.

  Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

  The Fund will be subject to and will accrue a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. For the six months ended November 30, 1995, the Fund incurred no such expense.

  FOREIGN CURRENCY  TRANSLATIONS:    The  books and  records  of  the  Fund  are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

  The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

  Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

  Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1995, was $15,964,128, for which the Fund has received cash as collateral of $16,572,120. Such cash collateral was reinvested into a repurchase agreement which is in turn collateralized by U.S. Treasury Bonds and U.S. Treasury Strips (interest-only). Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  During the period, the Fund earned $11,399 in securities lending income which is included in interest income in the Statement of Operations.

  DISTRIBUTION OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any, although it currently expects to distribute such gains. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

  OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (unaudited) (continued) country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

  The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

  The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

                          BEA Associates serves as
NOTE B. AGREEMENTS
                          the  Fund's  investment  adviser with  respect  to all
investments. As compensation for its advisory services, BEA Associates receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended November 30, 1995, BEA Associates earned $866,837 for advisory services. BEA Associates also provides certain administrative services to the Fund and is reimbursed by the Fund for costs they incur on behalf of the Fund (up to $20,000 per annum). For the six months ended November 30, 1995, BEA Associates was reimbursed $3,276 for administrative services rendered to the Fund.

  Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. During the period June 1, 1995 through July 13, 1995, the Fund paid BSFM a fee for its services rendered that was computed weekly at an annual rate of 0.10% of the Fund's average weekly net assets. From July 14, 1995 through November 30, 1995, the Fund paid BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended November 30, 1995, BSFM earned $91,039 for administrative services.

  CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") and Correval, S.A. ("Correval") serve as the Fund's administrators with respect to Chilean and Colombian investments, respectively. In return for services rendered, the Chilean administrator and Correval each receive a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in their respective countries, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

  Through June 14, 1995, Brown Brothers Harriman & Co. served as the custodian for the Fund's U.S. and foreign assets (other than Mexican equities), and S.D. Indeval, S.A. de C.V. served as custodian for the Fund's Mexican equity investments.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

  Effective June 15, 1995, Brown Brothers Harriman & Co. serves as custodian for all of the Fund's U.S. and foreign assets.

  Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.

                          The authorized capital
NOTE C. CAPITAL
                          stock of the Fund is STOCK
                          100,000,000  shares of common stock, $0.001 par value.
Of the 8,434,919 shares outstanding at November 30, 1995, BEA Associates owned 7,169 shares.

                          For U.S. federal income
NOTE D. INVESTMENTS
                          tax purposes, the cost of IN
SECURITIES
                          securities    owned   at   November   30,   1995   was
$111,639,442. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $38,205,999, was composed of gross appreciation of $43,085,324 for those investments having an excess of value over cost and gross depreciation of $4,879,325 for those investments having an excess of cost over value.

  For the period ended November 30, 1995, total purchases and sales of securities, other than short-term obligations, aggregated $16,348,509 and $19,736,298, respectively.

                          The Fund, along with
NOTE E. CREDIT
                          15 other U.S. regulated AGREEMENT
                          investment  companies   for   which  BEA   serves   as
investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement at November 30, 1995.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

                      Certain of the Fund's investments are restricted as to resale and are valued at the
NOTE F. RESTRICTED
                      direction of the Fund's Board of Directors in good faith, at fair value, after taking
SECURITIES
                      into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition date, value as of November 30, 1995, percentage of net assets which the securities comprise, aggregate cost and share value of such securities.

                                   NUMBER OF   ACQUISITION    FAIR VALUE AT     PERCENT OF NET                  VALUE PER
            SECURITY                SHARES        DATE      NOVEMBER 30, 1995       ASSETS           COST         SHARE
--------------------------------  -----------  -----------  -----------------  -----------------  -----------  -----------
Venworld Telecommunications          125,947      5/18/95     $   1,049,164             0.7       $ 2,531,383   $    8.33
Petersburg Long Distance Inc.        200,000     11/18/92           900,000             0.6         1,000,005        4.50

NOTE G. QUARTERLY RESULTS OF OPERATIONS

                                                                           NET GAIN/(LOSS)
                                                                            ON INVESTMENT              NET
                                                                             AND FOREIGN       INCREASE/(DECREASE)
                                                           NET                 CURRENCY               IN NET
                                 INVESTMENT             INVESTMENT           DENOMINATED         ASSETS RESULTING     MARKET
                                   INCOME             INCOME/(LOSS)          TRANSACTIONS        FROM OPERATIONS       PRICE
                            ---------------------  --------------------  --------------------  --------------------   ON NYSE
                              TOTAL                  TOTAL                 TOTAL                 TOTAL               ---------
      QUARTER ENDED           (000)    PER SHARE     (000)    PER SHARE    (000)    PER SHARE    (000)    PER SHARE    HIGH
--------------------------  ---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
August 31, 1995...........  $     837   $    0.10  $     120  $    0.01  $  (4,459) $   (0.53) $  (4,339) $   (0.52) $  18.500
November 30, 1995.........      1,007        0.12        351       0.04     (3,830)     (0.45)    (3,479)     (0.41)    17.125
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
    Totals................  $   1,844   $    0.22  $     471  $    0.05  $  (8,289) $   (0.98) $  (7,818) $   (0.93)
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
August 31, 1994...........  $   1,269   $    0.15  $     501  $    0.06  $  22,258  $    2.64  $  22,759  $    2.70  $  25.250
November 30, 1994.........        883        0.11         61       0.01    (13,432)     (1.60)   (13,371)     (1.59)    24.750
February 28, 1995.........      1,085        0.13        375       0.04    (31,771)     (3.76)   (31,396)     (3.72)    21.500
May 31, 1995..............        853        0.10        (42)      0.00     23,073       2.73     23,031       2.73     18.375
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
    Totals................  $   4,090   $    0.49  $     895  $    0.11  $     128  $    0.01  $   1,023  $    0.12
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
August 31, 1993...........  $   1,070   $    0.13  $     430  $    0.05  $  22,999  $    2.74  $  23,429  $    2.79  $  20.000
November 30, 1993.........      1,289        0.15        561       0.07     18,518       2.21     19,079       2.28     26.000
February 28, 1994.........        532        0.06       (238)     (0.03)    36,151       4.32*    35,913       4.29     28.125
May 31, 1994..............      1,128        0.14        287       0.04    (18,908)     (2.24)   (18,621)     (2.20)    26.375
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
    Totals................  $   4,019   $    0.48  $   1,040  $    0.13  $  58,760  $    7.03  $  59,800  $    7.16
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------
                            ---------     -----    ---------  ---------  ---------  ---------  ---------  ---------

      QUARTER ENDED            LOW
--------------------------  ---------
August 31, 1995...........  $  16.000
November 30, 1995.........     14.500
    Totals................
August 31, 1994...........  $  19.250
November 30, 1994.........     20.250
February 28, 1995.........     15.000
May 31, 1995..............     11.750
    Totals................
August 31, 1993...........  $  14.125
November 30, 1993.........     18.875
February 28, 1994.........     23.500
May 31, 1994..............     20.375
    Totals................

--------------------------
 * Reflects a $0.03 per share increase to the Fund's net asset value per share resulting from the antidilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment plan.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On September 21, 1995, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                 VOTES FOR     VOTES AGAINST    VOTES WITHHELD  NON-VOTES
-----------------------------------------------  ----------  -----------------  --------------  ----------
Martin Torino..................................   7,100,720         --               132,514     1,201,685
Peter Gordon...................................   7,096,812         --               136,422     1,201,685

In addition to the directors elected at the meeting, Emilio Bassini, James Cattano, Daniel Sigg and George Landau, continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending May 31, 1996.

                                                                VOTES
                                                 VOTES FOR     AGAINST     VOTES WITHHELD   NON-VOTES
                                                 ----------  ------------  ---------------  ----------
                                                  6,995,138      156,738         81,358      1,201,685

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THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              DESCRIPTION OF THE FUND'S DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN

Pursuant to The Emerging Markets Telecommunications Fund, Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e. in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain emerging country issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date the Plan Agent, as agent for the participants, will purchase shares of common stock on the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. If the market price exceeds the net asset value per share before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of

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THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              DESCRIPTION OF THE FUND'S DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (CONTINUED)
each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
                              THE EMERGING MARKETS
BEA Associates
                          ----------------------------
New York, New York
                               TELECOMMUNICATIONS
                           --------------------------

U.S. ADMINISTRATOR
                                   FUND, INC.
                                  -----------
Bear Stearns Funds Management Inc.
New York, New York

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

LEGAL COUNSEL
Willkie Farr & Gallagher
New York, New York

                              THE EMERGING MARKETS
                         TELECOMMUNICATIONS FUND, INC.
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken SEMI-ANNUAL REPORT from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or NOVEMBER
                                    30, 1995
representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                                  (UNAUDITED)